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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of report (Date of earliest event reported): September 24, 2007

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

        Massachusetts                  333-114018               04-2955061
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

     31 Market Street, Ipswich, Massachusetts                      01938
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

      On September 24, 2007, First Ipswich Bancorp (the "Company"), the bank holding company of The First National Bank of Ipswich (the "Bank"), announced that it plans to sells its downtown Boston office building located at 31-33 State Street. The Bank retained CB Richard Ellis to sell the building through a "call for offers" process. The building is the home of the Bank's Boston branch. The Bank intends continue to operate a branch in the building under a long-term lease after the sale of the building.

      A copy of the Company's press release making this announcement is attached hereto and incorporated herein by reference to Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.   Description
-----------   -----------

Exhibit 99.1  Press Release dated September 24, 2007.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP

Date: September 24, 2007                  By: /s/ Timothy L. Felter
                                              ---------------------
                                              Timothy L. Felter
                                              Senior Vice President and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.   Exhibit Description
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99.1          Press Release dated September 24, 2007.